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Exhibit 99.2

VIASYS HEALTHCARE INC.

FORM OF OFFICER CERTIFICATIONS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT

Certification by the Chief Executive Officer and Chief Financial Officer
Relating to a Periodic Report Containing Financial Statements

        I, Randy H. Thurman, Chief Executive Officer, and Martin P. Galvan, Chief Financial Officer, of VIASYS Healthcare Inc., a Delaware corporation (the "Company"), hereby certify that, based on our knowledge:

        (1)  The Company's periodic report containing financial statements on Annual Report on Form 10-K for the period ended December 28, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

        (2)  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

Date: As of March 21, 2003
CHIEF EXECUTIVE OFFICER:	CHIEF FINANCIAL OFFICER:
/s/ RANDY H. THURMAN	/s/ MARTIN P. GALVAN

Randy H. Thurman	Martin P. Galvan

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  Exhibit 99.2
VIASYS HEALTHCARE INC. FORM OF OFFICER CERTIFICATIONS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT